UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2009

GOLD RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	333-129321 (Commission File Number)	84-1473173 (I.R.S. Employer Identification No.)

222 Milwaukee Street, Suite 301
Denver, CO  80206
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number including area code:   (303) 320-7708

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On December 17, 2009, Gold Resource Corporation (the “Company”) entered into a subscription agreement with Hochschild Mining Holdings Limited, a private limited company organized under the laws of England and Wales (“Hochschild”), to sell 1,954,795 shares of its common stock at a price of $8.185 per share, or a total of $15,999,997.10 (“Subscription Agreement”).  The Subscription Agreement was executed in connection with the exercise by Hochschild of a right of first refusal to provide additional equity funding to the Company previously granted to Hochschild in a Strategic Alliance Agreement dated December 5, 2008 between the parties ("Strategic Alliance Agreement").   A copy of the Strategic Alliance Agreement was filed with the Securities and Exchange Commission under cover of Form 8-K on December 11, 2008.

The Company intends to use a portion of the proceeds received from the financing to continue development of the mill and mine at its El Aguila Project in Mexico.  However, the Company agreed to reserve $8,000,000 of the proceeds solely for construction of a decline ramp, drifts and crosscuts, and associated surface facilities to support underground development and mining at the La Arista vein.  As set forth in more detail in the Subscription Agreement, the Company and Hochschild have agreed to place the $8,000,000 of proceeds reserved for underground mining expenses into a restricted bank account in the name of the Company, for which joint signatures of the Company and Hochschild would be required.  The Company will be required to document any expenditures from the restricted account that have been or will be used for development of an underground mine, as defined above.

Under the terms of the Subscription Agreement, an additional $1,500,000 of the proceeds will be placed in a restricted account reserved exclusively for exploration expenses that was created during the financing transaction between the Company and Hochschild in July 2009.  The funds are intended to replenish funds expended from the exploration expenses account.  Similar to the underground mining account, the exploration expense account is in the name of the Company and requires joint signatures of the Company and Hochschild to withdraw the funds.

The sale of common stock was made in a transaction that was not registered under the Securities Act of 1933, as amended, (the “Securities Act”).  See Item 3.02 below for additional information about the securities sold pursuant to the Subscription Agreement.  A copy of the Subscription Agreement is attached to this report as Exhibit 10.1.

Item 3.02    Unregistered Sales of Equity Securities

As stated above, on December 17, 2009, the Company agreed to sell 1,954,795 shares of its common stock to Hochschild in a transaction that was not registered under the Securities Act.  Each share of common stock was sold for a price of $8.185, for gross proceeds to the Company of $15,999,997.10.  No underwriter or placement agent was involved in the sale of common stock to Hochschild.

The sale of common stock in the private placement was made outside the United States in reliance on the provisions of Regulation S of the Securities Act.  In connection with the sale:

(i)	The offer was not made to a person in the United States and at the time the buy order was originated, the Company believed that the buyer was outside the United States;

(ii)	No directed selling efforts were made in the United States; and

(iii)	(a)	Offering restrictions were implemented; and

(b)
(1) The offer and sale of the securities were not made to a U.S. person or for the account or benefit of a U.S. person; (2) the purchaser of the securities certified that it was not a U.S. person and was not acquiring the securities for the account or benefit of a U.S. person or was a U.S. person who purchased securities in a transaction that did not that did not require registration under the Securities Act; (3) the purchaser of the securities agreed to resell such securities only in accordance with the provision of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and further agreed not to engage in hedging transactions with regard to said securities unless in compliance with the Securities Act; (4) the Company caused or will cause a legend to be placed on the certificates representing the shares noting the restrictions on transfer in accordance with Regulation S; and (5) the Company is required by contract to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant through an available exemption.

Item 7.01	Regulation FD

On December 18, 2009, the Company issued a press release relating to the sale of shares to Hochschild discussed above. A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01     Financial Statements and Exhibits.

(d)   Exhibits.

10.1	Subscription Agreement between the Company and Hochschild dated December 17, 2009.

99.1	Press Release dated December 18, 2009.

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results.  Such factors include, among others set forth in the Company's reports filed with the SEC, the results of its continuing exploration program, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the SEC.  Many of these factors are beyond the Company's ability to control or predict.  The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: December 23, 2009	By:	/s/ William W. Reid
Name: William W. Reid
Title: President

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

10.1	Subscription Agreement between the Company and Hochschild, dated December 17, 2009

99.1	Press Release dated December 18, 2009.